UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K/A

Amendment No. 1

CURRENT  REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 23, 2016 (September 22, 2016)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	333-121787	30-0868937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Coach Cove Sanford, MI	48657
(Address of principal executive offices)	(Zip Code)

(248) 750-1015
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) of HPIL Holding amends our Current Report on Form 8-K as filed with the Securities and Exchange Commission on September 22, 2016 (the “Original Filing”), to correct the date of publication of the press release in Item 8.01 to September 22, 2016.  In the Original Filing, the date of publication was incorrectly stated as September 7, 2016.

Except as stated in this Explanatory Note, no other information contained in any Item of the Original Filing is being amended, updated or otherwise revised.  This Amendment speaks as of the filing date of the Original Filing, does not reflect any events that may have occurred subsequent to such date, and does not modify or update in any way disclosures made in the Original Filing except as stated above.

Item 8.01 OTHER EVENTS.

On September 22, 2016, HPIL Holding published a press release announcing the filing of its Annual Report on Form 10-K for the period ending December 31, 2015, Quarterly Reports on Form 10-Q for the periods ending March 31, 2016, and June 30, 2016, and other business developments.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit            Description

99.1                 Press Release dated September 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HPIL Holding (Registrant)

Date: September 23, 2016	By: /S/ Nitin Amersey Nitin Amersey Director, Chief Financial Officer, Treasurer and Corporate Secretary